Unity Bancorp, Inc.

64 Old Highway 22

Clinton, NJ 08809

800-618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

July 24, 2012

News Media & Financial Analyst Contact:

Alan J. Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports Continued Improvement in Earnings

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income available to common shareholders of $575 thousand, or $0.07 per diluted share, for the quarter ended June 30, 2012, compared to $249 thousand, or $0.03 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 0.49% and 4.25%, respectively, compared to 0.32% and 1.95% for the same period a year ago.

Highlights for the quarter include:

×	Continued reductions in loan loss provisions due to improvement in asset quality.
×	Significant increases in residential mortgage originations resulting in increases in gains on sale of mortgage loans.
×	Significant increase in commercial loan growth.
×	Planned reduction in SBA loans outstanding from our National Program, now discontinued.
×	Continued growth in noninterest-bearing demand deposits to 17.4% of total deposits.
×	Continued reduction in higher costing time deposits. Time deposits now represent only 22% of total deposits.
×	Improvement in our net interest margin from the first quarter of 2012, from 3.56% for the three months ending March 31, 2012 to 3.68% for the three months ending June 30, 2012.
×	Further improvement in our equity to asset ratio.

For the six months ended June 30, 2012, net income available to common shareholders totaled $1.1 million or $0.14 per diluted share, compared to $85 thousand or $0.01 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the six months were 0.47% and 4.03%, respectively, compared to 0.21% and 0.34% for the same period a year ago.

James A. Hughes, President and CEO, stated, “This was another quarter of increased earnings as our core fundamentals continued to improve.   We have enhanced our net interest margin with a strong quarter of loan growth coupled with increasing levels of noninterest-bearing demand deposits.   The trends are positive and I am extremely optimistic about the long-term opportunities ahead.”

Mr. Hughes added, “We are excited to announce our plans to open a new branch subject to regulatory approval in Somerset, New Jersey in October.  This continues our strategy of adding branches in areas which complement our existing branch network.  In addition, we are closing our William Penn Highway branch in Pennsylvania in the fourth quarter.  After five years in the market, we determined that the long-term growth potential of the market was limited.”

Net Interest Income

Net interest income decreased $614 thousand to $6.9 million for the three months ended June 30, 2012 compared to the prior year’s quarter and decreased $1.3 million to $13.7 million for the six months ended June 30, 2012 compared to the prior year’s period.  In addition, the net interest margin contracted 20 basis points to 3.68% for the quarter ended June 30, 2012 and contracted 28 basis points to 3.62% for the six months ended June 30, 2012 when compared to the prior year periods.

Our net interest income continues to be influenced by the sustained low interest rate environment, which the Federal Open Market Committee (“FOMC”) forecasts will remain through 2014.  This rate environment has resulted in a tighter net interest margin as our earning assets re-price at lower rates.  The yield on earning assets fell 58 basis points to 4.70% and 60 basis points to 4.71% for the quarter and year-to-date periods ending June 30, 2012, when compared to the same periods in 2011.   Partially offsetting these declines are lower funding costs. The cost of interest-bearing liabilities decreased 42 basis points to 1.25% for the three month period and decreased 36 basis points to 1.33% for the six month period.

Noninterest Income

For the three months ended June 30, 2012, noninterest income amounted to $1.8 million, an increase of $394 thousand from the prior year period.  For the six months ended June 30, 2012, noninterest income increased $854 thousand to $3.6 million. These increases are attributed to record levels of origination and sale of residential mortgage loans and gains on the sale of securities.  Noninterest income was affected by the following factors:

×	Branch fee income, which consists of deposit service charges and overdraft fees, increased due to higher levels of overdraft fees partially offset by reduced deposit account service charges.
×	Service and loan fee income decreased due to reduced late charges, payoff charges and other processing fees.
×

Gains on sales of SBA loans decreased due to a lower volume of loans being sold in each period.  For the three month period, $2.3 million in SBA loans were sold compared to $4.9 million in sales in 2011.  Year-to-date, $4.2 million in SBA loans were sold compared to $6.0 million in the prior year’s period.

×

Gains on sales of residential mortgage loans increased on a significantly higher volume of loan sales.   For the three month period, $20.3 million in residential mortgage loans were sold compared to $6.0 million in 2011.  Year-to-date, $41.5 million in residential mortgage loans were sold compared to $15.7 million in the prior year’s period.

×	Security gains of $283 thousand and $507 thousand were realized during the quarter and year to date periods, respectively.

Noninterest Expense

Noninterest expense totaled $6.2 million for the three months ended June 30, 2012 and 2011, and $12.2 million and $12.4 million for the six months ended June 30, 2012 and 2011, respectively.  Current year figures include expenses related to opening our fifteenth branch in Washington Township, New Jersey in March 2012.  Prior period figures include the recognition of $215 thousand in residual lease obligation and fixed asset disposals related to closing two underperforming branches in 2011.  Other factors which affected noninterest expense include:

×	Compensation and benefits expense increased due to higher payroll costs, mortgage origination commissions, equity compensation and medical benefits expenses.
×

Occupancy expense decreased due primarily to the branch closure cost savings noted above, partially offset by expenses related to our new Washington branch.  Year-to-date, savings were realized in snow removal due to a milder winter.

×	Furniture and equipment expense decreased due primarily to the branch closure cost savings noted above, partially offset by expenses related to our new Washington branch.
×	Loan collection costs decreased due to lower loan legal, appraisal and other collection related expenses.
×	Deposit insurance expense decreased due to the new assets-based assessment method which the FDIC put into place April 1, 2011.
×	Advertising expenses increased in response to promotional activities related to the new branch, increased participation in community events and direct mail costs.

Financial Condition

At June 30, 2012, total assets were $785.1 million, a decrease of $25.7 million from the prior year-end.

×	Total securities increased $7.3 million since December 31, 2011, due to $32.8 million in security purchases, partially offset by sales and an increased level of prepayments.
×

Total loans increased $12.3 million or 2.1% to $604.9 million at June 30, 2012. The Company plans to continue shrinking its SBA portfolio.  Future loan growth is expected in both the commercial and residential portfolios as reflected in our year-to-date performance.  The net increase was the result of the following:

×	Commercial loans increased $27.2 million or 9.6%,
×	Residential mortgage loans increased $2.4 million or 1.8%,

×	SBA 504 loans decreased $9.9 million or 17.9%,
×	SBA 7(a) loans decreased $5.4 million or 7.5%, and
×	Consumer loans decreased $2.1 million or 4.3%.
×

Core deposits, which exclude time deposits, decreased $2.2 million during the year to $482.3 million.  This decrease was due to a $15.4 million reduction in municipal deposits, partially offset by $13.2 million in retail core deposit growth.  The net changes by product type include:

×	A $5.2 million decrease in savings deposits, and a
×	$3.3 million decrease in interest-bearing demand deposits, partially offset by a
×	$6.3 million increase in noninterest-bearing demand deposits.
×

Time deposits decreased $25.3 million from year-end due to the maturity and planned run off of brokered deposits, as well as a high rate retail promotion that was completed late in 2008 to bolster liquidity.

×	Shareholders’ equity was $74.9 million at June 30, 2012, an increase of $1.3 million from year-end 2011, primarily due to the increase in net income.
×	Book value per common share was $7.38 as of June 30, 2012.
×	At June 30, 2012 the leverage, Tier I and Total Risk Based Capital ratios were 11.08%, 14.22% and 15.49%, respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

“Nonperforming assets to total assets are at the lowest level since 2008, and I expect further reductions in the quarters to follow”, said James A. Hughes.   “Many of our problem commercial and SBA relationships have been resolved.   In addition, a quarter of our remaining nonperforming assets are residential loans which often take years to resolve.”

×	Nonperforming assets totaled $22.2 million at June 30, 2012 or 3.65% of total loans and OREO, compared to $25.8 million or 4.33% of total loans and OREO at year-end 2011.
×	Nonperforming loans totaled $19.8 million at June 30, 2012, a decrease of $2.9 million over the prior year-end and a decrease of $5.3 million from June 30, 2011.
×

OREO assets totaled $2.4 million at June 30, 2012, a decrease of $677 thousand, compared to $3.0 million at year-end 2011 due to sales of $2.2 million and $490 thousand in valuation writedowns, partially offset by $2.0 million in additions.

×

The allowance for loan losses totaled $16.3 million at June 30, 2012, or 2.69% of total loans. The provision for loan losses for the quarter ended June 30, 2012 was $1.0 million compared to $1.8 million for the prior year’s quarter.  The provision for loan losses for the six months ended June 30, 2012 was $2.2 million compared to $4.3 million for the prior year’s period.

×

Net charge-offs were $1.1 million for the three months ended June 30, 2012, compared to $1.0 million for the same period a year ago.  For the six months ended June 30, 2012, net charge-offs were $2.3 million, compared to $2.6 million for the prior year’s period.

×

Troubled debt restructurings (“TDRs”) increased $331 thousand from year-end to $21.4 million; however the level of nonperforming TDRs decreased significantly.  At June 30, 2012, 96% of our TDRs were performing.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $785 million in assets and $616 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com, or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

June 30, 2012

				June 30, 2012 vs.
				March 31, 2012	June 30, 2011
(In thousands, except percentages and per share amounts)	June 30, 2012	March 31, 2012	June 30, 2011%		%
BALANCE SHEET DATA:
Total assets	$785,111	$810,198	$806,163	(3.1)%	(2.6)%
Total deposits	616,443	643,101	641,167	(4.1)	(3.9)
Total loans	604,901	582,752	615,105	3.8	(1.7)
Total securities	114,846	128,061	115,188	(10.3)	(0.3)
Total shareholders' equity	74,901	74,002	72,207	1.2	3.7
Allowance for loan losses	(16,284)	(16,339)	(16,018)	0.3	(1.7)

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$1,494	$1,364	$921	9.5	62.2
Provision for income taxes	518	459	277	12.9	87.0
Net income	976	905	644	7.8	51.6
Preferred stock dividends and discount accretion	401	396	395	1.3	1.5
Income available to common shareholders	$575	$509	$249	13.0	130.9

Net income per common share - Basic (1)	$0.08	$0.07	$0.03	14.3	166.7
Net income per common share - Diluted (1)	$0.07	$0.07	$0.03	-	133.3

Return on average assets	0.49%	0.45%	0.32%	8.9	53.1
Return on average equity (2)	4.25%	3.81%	1.95%	11.5	117.9
Efficiency ratio	73.72%	71.80%	69.74%	2.7	5.7

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	2,858		992		188.1
Provision for income taxes	977		129		657.4
Net income	1,881		863		118.0
Preferred stock dividends and discount accretion	797		778		2.4
Income available to common shareholders	1,084		85		1,175.3

Net income per common share - Basic (1)	$0.15		0.01		1,400.0
Net income per common share - Diluted (1)	$0.14		0.01		1,300.0

Return on average assets	0.47%		0.21%		123.8
Return on average equity (2)	4.03%		0.34%		1,085.3
Efficiency ratio	72.76%		70.64%		3.0

SHARE INFORMATION:
Market price per share	$6.00	$6.24	$6.79	(3.8)	(11.6)
Dividends paid	$-	$-	$-	-	-
Book value per common share	$7.38	$7.28	$7.14	1.4	3.4
Average diluted shares outstanding (QTD)	7,784	7,792	7,710	(0.1)	1.0

CAPITAL RATIOS:
Total equity to total assets	9.54%	9.13%	8.96%	4.5	6.5
Leverage ratio	11.08%	10.67%	10.40%	3.8	6.5
Tier 1 risk-based capital ratio	14.22%	14.44%	13.41%	(1.5)	6.0
Total risk-based capital ratio	15.49%	15.71%	14.67%	(1.4)	5.6

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$22,186	$23,831	$27,821	(6.9)	(20.3)
QTD net chargeoffs (annualized) to QTD average loans	0.71%	0.83%	0.66%	(14.5)	7.6
Allowance for loan losses to total loans	2.69%	2.80%	2.60%	(3.9)	3.5
Nonperforming assets to total loans and OREO	3.65%	4.08%	4.50%	(10.5)	(18.9)
Nonperforming assets to total assets	2.83%	2.94%	3.45%	(3.7)%	(18.0)%

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

June 30, 2012

				June 30, 2012 vs.
				December 31, 2011	June 30, 2011
(In thousands, except percentages)	June 30, 2012	December 31, 2011	June 30, 2011%		%
ASSETS
Cash and due from banks	$18,600	$17,688	$12,915	5.2%	44.0%
Federal funds sold and interest-bearing deposits	19,235	64,886	33,367	(70.4)	(42.4)
Cash and cash equivalents	37,835	82,574	46,282	(54.2)	(18.3)
Securities:
Securities available for sale	97,965	88,765	101,872	10.4	(3.8)
Securities held to maturity	16,881	18,771	13,316	(10.1)	26.8
Total securities	114,846	107,536	115,188	6.8	(0.3)
Loans:
SBA loans held for sale	6,087	7,668	13,753	(20.6)	(55.7)
SBA loans held to maturity	60,382	64,175	71,429	(5.9)	(15.5)
SBA 504 loans	45,247	55,108	55,810	(17.9)	(18.9)
Commercial loans	310,331	283,104	287,785	9.6	7.8
Residential mortgage loans	136,514	134,090	134,782	1.8	1.3
Consumer loans	46,340	48,447	51,546	(4.3)	(10.1)
Total loans	604,901	592,592	615,105	2.1	(1.7)
Allowance for loan losses	(16,284)	(16,348)	(16,018)	0.4	(1.7)
Net loans	588,617	576,244	599,087	2.1	(1.7)

Premises and equipment, net	12,146	11,350	10,650	7.0	14.0
Bank owned life insurance ("BOLI")	9,253	9,107	8,959	1.6	3.3
Deferred tax assets	6,977	6,878	6,756	1.4	3.3
Federal Home Loan Bank stock	3,989	4,088	4,088	(2.4)	(2.4)
Accrued interest receivable	3,415	3,703	3,692	(7.8)	(7.5)
Other real estate owned ("OREO")	2,355	3,032	2,722	(22.3)	(13.5)
Prepaid FDIC Insurance	2,230	2,545	2,720	(12.4)	(18.0)
Goodwill and other intangibles	1,522	1,530	1,537	(0.5)	(1.0)
Other assets	1,926	2,259	4,482	(14.7)	(57.0)

Total assets	$785,111	$810,846	$806,163	(3.2)%	(2.6)%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand deposits	$107,497	$101,193	$94,547	6.2%	13.7%
Interest-bearing demand deposits	101,420	104,749	93,730	(3.2)	8.2
Savings deposits	273,395	278,603	285,651	(1.9)	(4.3)
Time deposits, under $100,000	83,138	102,809	106,880	(19.1)	(22.2)
Time deposits, $100,000 and over	50,993	56,617	60,359	(9.9)	(15.5)
Total deposits	616,443	643,971	641,167	(4.3)	(3.9)

Borrowed funds	75,000	75,000	75,000	-	-
Subordinated debentures	15,465	15,465	15,465	-	-
Accrued interest payable	470	523	570	(10.1)	(17.5)
Accrued expenses and other liabilities	2,832	2,329	1,754	21.6	61.5
Total liabilities	710,210	737,288	733,956	(3.7)	(3.2)

Shareholders' equity:
Cumulative perpetual preferred stock	19,824	19,545	19,278	1.4	2.8
Common stock	53,917	53,746	53,590	0.3	0.6
Retained earnings (deficit)	231	(854)	(1,757)	127.0	113.1
Accumulated other comprehensive income	929	1,121	1,096	(17.1)	(15.2)
Total shareholders' equity	74,901	73,558	72,207	1.8	3.7

Total liabilities and shareholders' equity	$785,111	$810,846	$806,163	(3.2)%	(2.6)%

Preferred shares	21	21	21
Issued common shares	7,461	7,459	7,412
Outstanding common shares	7,461	7,459	7,412

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

June 30, 2012

	For the three months ended			June 30, 2012 vs.
				March 31, 2012		June 30, 2011
(In thousands, except percentages and per share amounts)	June 30, 2012	March 31, 2012	June 30, 2011	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$11	$32	$9	$(21)	(65.6)%	$2	$22.2%
Federal Home Loan Bank stock	44	51	35	(7)	(13.7)	9	25.7
Securities:
Securities available for sale	690	721	891	(31)	(4.3)	(201)	(22.6)
Securities held to maturity	163	173	180	(10)	(5.8)	(17)	(9.4)
Total securities	853	894	1,071	(41)	(4.6)	(218)	(20.4)
Loans:
SBA loans	846	924	1,191	(78)	(8.4)	(345)	(29.0)
SBA 504 loans	691	759	834	(68)	(9.0)	(143)	(17.1)
Commercial loans	4,216	4,183	4,581	33	0.8	(365)	(8.0)
Residential mortgage loans	1,582	1,655	1,846	(73)	(4.4)	(264)	(14.3)
Consumer loans	529	560	629	(31)	(5.5)	(100)	(15.9)
Total loans	7,864	8,081	9,081	(217)	(2.7)	(1,217)	(13.4)
Total interest income	8,772	9,058	10,196	(286)	(3.2)	(1,424)	(14.0)
INTEREST EXPENSE
Interest-bearing demand deposits	123	136	143	(13)	(9.6)	(20)	(14.0)
Savings deposits	287	354	584	(67)	(18.9)	(297)	(50.9)
Time deposits	689	913	1,045	(224)	(24.5)	(356)	(34.1)
Borrowed funds and subordinated debentures	816	847	953	(31)	(3.7)	(137)	(14.4)
Total interest expense	1,915	2,250	2,725	(335)	(14.9)	(810)	(29.7)
Net interest income	6,857	6,808	7,471	49	0.7	(614)	(8.2)
Provision for loan losses	1,000	1,200	1,750	(200)	(16.7)	(750)	(42.9)
Net interest income after provision for loan losses	5,857	5,608	5,721	249	4.4	136	2.4
NONINTEREST INCOME
Branch fee income	362	386	337	(24)	(6.2)	25	7.4
Service and loan fee income	287	302	384	(15)	(5.0)	(97)	(25.3)
Gain on sale of SBA loans held for sale, net	223	157	399	66	42.0	(176)	(44.1)
Gain on sale of mortgage loans, net	453	411	87	42	10.2	366	420.7
BOLI income	73	73	74	-	-	(1)	(1.4)
Net security gains (losses)	283	224	(39)	59	26.3	322	825.6
Other income	160	162	205	(2)	(1.2)	(45)	(22.0)
Total noninterest income	1,841	1,715	1,447	126	7.3	394	27.2
NONINTEREST EXPENSE
Compensation and benefits	3,133	3,182	2,880	(49)	(1.5)	253	8.8
Occupancy	740	609	827	131	21.5	(87)	(10.5)
Processing and communications	553	534	537	19	3.6	16	3.0
Furniture and equipment	355	362	410	(7)	(1.9)	(55)	(13.4)
Professional services	211	190	192	21	11.1	19	9.9
Loan collection costs	91	180	201	(89)	(49.4)	(110)	(54.7)
OREO expenses	237	124	223	113	91.1	14	6.3
Deposit insurance	168	171	282	(3)	(1.8)	(114)	(40.4)
Advertising	302	146	205	156	106.8	97	47.3
Other expenses	414	461	490	(47)	(10.2)	(76)	(15.5)
Total noninterest expense	6,204	5,959	6,247	245	4.1	(43)	(0.7)
Income before provision for income taxes	1,494	1,364	921	130	9.5	573	62.2
Provision for income taxes	518	459	277	59	12.9	241	87.0
Net income	976	905	644	71	7.8	332	51.6
Preferred stock dividends and discount accretion	401	396	395	5	1.3	6	1.5
Income available to common shareholders	$575	$509	$249	$66	13.0%	$326	$130.9%

Effective tax rate	34.7%	33.7%	30.1%

Net income per common share - Basic (1)	$0.08	$0.07	$0.03
Net income per common share - Diluted (1)	$0.07	$0.07	$0.03

Weighted average common shares outstanding - Basic	7,462	7,460	7,271
Weighted average common shares outstanding - Diluted	7,784	7,792	7,710

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

June 30, 2012

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2012	2011	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$43	$20	$23	115.0%
Federal Home Loan Bank stock	95	101	(6)	(5.9)
Securities:
Securities available for sale	1,410	1,754	(344)	(19.6)
Securities held to maturity	336	468	(132)	(28.2)
Total securities	1,746	2,222	(476)	(21.4)
Loans:
SBA loans	1,770	2,427	(657)	(27.1)
SBA 504 loans	1,451	1,789	(338)	(18.9)
Commercial loans	8,397	8,887	(490)	(5.5)
Residential mortgage loans	3,237	3,677	(440)	(12.0)
Consumer loans	1,089	1,315	(226)	(17.2)
Total loans	15,944	18,095	(2,151)	(11.9)
Total interest income	17,828	20,438	(2,610)	(12.8)
INTEREST EXPENSE
Interest-bearing demand deposits	259	283	(24)	(8.5)
Savings deposits	641	1,165	(524)	(45.0)
Time deposits	1,603	2,140	(537)	(25.1)
Borrowed funds and subordinated debentures	1,662	1,904	(242)	(12.7)
Total interest expense	4,165	5,492	(1,327)	(24.2)
Net interest income	13,663	14,946	(1,283)	(8.6)
Provision for loan losses	2,200	4,250	(2,050)	(48.2)
Net interest income after provision for loan losses	11,463	10,696	767	7.2
NONINTEREST INCOME
Branch fee income	748	680	68	10.0
Service and loan fee income	588	627	(39)	(6.2)
Gain on sale of SBA loans held for sale, net	381	510	(129)	(25.3)
Gain on sale of mortgage loans, net	864	256	608	237.5
BOLI income	146	147	(1)	(0.7)
Net security gains	507	87	420	482.8
Other income	322	395	(73)	(18.5)
Total noninterest income	3,556	2,702	854	31.6
NONINTEREST EXPENSE
Compensation and benefits	6,315	5,937	378	6.4
Occupancy	1,348	1,546	(198)	(12.8)
Processing and communications	1,087	1,044	43	4.1
Furniture and equipment	717	794	(77)	(9.7)
Professional services	402	394	8	2.0
Loan collection costs	271	425	(154)	(36.2)
OREO expenses	362	445	(83)	(18.7)
Deposit insurance	339	601	(262)	(43.6)
Advertising	448	323	125	38.7
Other expenses	872	897	(25)	(2.8)
Total noninterest expense	12,161	12,406	(245)	(2.0)
Income before provision for income taxes	2,858	992	1,866	188.1
Provision for income taxes	977	129	848	657.4
Net income	1,881	863	1,018	118.0
Preferred stock dividends and discount accretion	797	778	19	2.4
Income available to common shareholders	$1,084	$85	$999	1,175.3%

Effective tax rate	34.2	13.0

Net income per common share - Basic (1)	$0.15	0.01
Net income per common share - Diluted (1)	$0.14	0.01

Weighted average common shares outstanding - Basic	7,461	7,245
Weighted average common shares outstanding - Diluted	7,788	7,688

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

June 30, 2012

	For the three months ended
	June 30, 2012			March 31, 2012
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$30,832	$11	0.14%	$64,660	$32	0.20%
Federal Home Loan Bank stock	3,993	44	4.43	4,088	51	5.02
Securities:
Securities available for sale	103,958	741	2.85	102,101	782	3.06
Securities held to maturity	17,499	170	3.89	18,374	180	3.92
Total securities (A)	121,457	911	3.00	120,475	962	3.19
Loans:
SBA loans	69,273	846	4.89	71,760	924	5.15
SBA 504 loans	46,804	691	5.94	51,710	759	5.90
Commercial loans	303,409	4,216	5.59	284,237	4,183	5.92
Residential mortgage loans	133,643	1,582	4.74	132,824	1,655	4.98
Consumer loans	45,658	529	4.66	47,608	560	4.73
Total loans (B)	598,787	7,864	5.28	588,139	8,081	5.52
Total interest-earning assets	$755,069	$8,830	4.70%	$777,362	$9,126	4.71%

Noninterest-earning assets:
Cash and due from banks	16,103			15,949
Allowance for loan losses	(16,980)			(16,788)
Other assets	39,774			40,287
Total noninterest-earning assets	38,897			39,448
Total assets	$793,966			$816,810

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$110,343	$123	0.45%	$108,988	$136	0.50%
Savings deposits	270,990	287	0.43	283,261	354	0.50
Time deposits	138,554	689	2.00	156,999	913	2.34
Total interest-bearing deposits	519,887	1,099	0.85	549,248	1,403	1.03
Borrowed funds and subordinated debentures	90,465	816	3.57	90,465	847	3.70
Total interest-bearing liabilities	$610,352	$1,915	1.25%	$639,713	$2,250	1.41%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	106,043			100,496
Other liabilities	3,440			3,249
Total noninterest-bearing liabilities	109,483			103,745
Total shareholders' equity	74,131			73,352
Total liabilities and shareholders' equity	$793,966			$816,810

Net interest spread		$6,915	3.45%		$6,876	3.30%
Tax-equivalent basis adjustment		(58)			(68)
Net interest income		$6,857			$6,808
Net interest margin			3.68%			3.56%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

June 30, 2012

	For the three months ended June 30,
	2012			2011
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$30,832	$11	0.14%	$40,499	$9	0.09%
Federal Home Loan Bank stock	3,993	44	4.43	4,097	35	3.43
Securities:
Securities available for sale	103,958	741	2.85	103,750	939	3.62
Securities held to maturity	17,499	170	3.89	14,841	185	4.99
Total securities (A)	121,457	911	3.00	118,591	1,124	3.79
Loans:
SBA loans	69,273	846	4.89	85,678	1,191	5.56
SBA 504 loans	46,804	691	5.94	58,999	834	5.67
Commercial loans	303,409	4,216	5.59	284,503	4,581	6.46
Residential mortgage loans	133,643	1,582	4.74	132,386	1,846	5.58
Consumer loans	45,658	529	4.66	52,316	629	4.82
Total loans (B)	598,787	7,864	5.28	613,882	9,081	5.93
Total interest-earning assets	$755,069	$8,830	4.70%	$777,069	$10,249	5.28%

Noninterest-earning assets:
Cash and due from banks	16,103			16,243
Allowance for loan losses	(16,980)			(16,050)
Other assets	39,774			39,903
Total noninterest-earning assets	38,897			40,096
Total assets	$793,966			$817,165

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$110,343	$123	0.45%	$104,149	$143	0.55%
Savings deposits	270,990	287	0.43	286,738	584	0.82
Time deposits	138,554	689	2.00	168,448	1,045	2.49
Total interest-bearing deposits	519,887	1,099	0.85	559,335	1,772	1.27
Borrowed funds and subordinated debentures	90,465	816	3.57	90,465	953	4.17
Total interest-bearing liabilities	$610,352	$1,915	1.25%	$649,800	$2,725	1.67%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	106,043			92,090
Other liabilities	3,440			4,760
Total noninterest-bearing liabilities	109,483			96,850
Total shareholders' equity	74,131			70,515
Total liabilities and shareholders' equity	$793,966			$817,165

Net interest spread		$6,915	3.45%		$7,524	3.61%
Tax-equivalent basis adjustment		(58)			(53)
Net interest income		$6,857			$7,471
Net interest margin			3.68%			3.88%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YTD NET INTEREST MARGIN

June 30, 2012

	For the six months ended June 30,
	2012			2011
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$47,746	$43	0.18%	$36,896	$20	0.11%
Federal Home Loan Bank stock	4,041	95	4.73	4,151	101	4.91
Securities:
Securities available for sale	103,030	1,523	2.96	104,385	1,849	3.54
Securities held to maturity	17,936	349	3.89	17,166	478	5.57
Total securities (A)	120,966	1,872	3.10	121,551	2,327	3.83
Loans:
SBA loans	70,516	1,770	5.02	85,769	2,427	5.66
SBA 504 loans	49,257	1,451	5.92	60,490	1,789	5.96
Commercial loans	293,823	8,397	5.75	283,559	8,887	6.32
Residential mortgage loans	133,234	3,237	4.86	131,570	3,677	5.59
Consumer loans	46,633	1,089	4.70	53,576	1,315	4.95
Total loans (B)	593,463	15,944	5.40	614,964	18,095	5.92
Total interest-earning assets	$766,216	$17,954	4.71%	$777,562	$20,543	5.31%

Noninterest-earning assets:
Cash and due from banks	16,026			16,999
Allowance for loan losses	(16,884)			(15,555)
Other assets	40,030			39,835
Total noninterest-earning assets	39,172			41,279
Total assets	$805,388			$818,841

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	$109,665	$259	0.47%	$103,851	$283	0.55%
Savings deposits	277,125	641	0.47	288,263	1,165	0.81
Time deposits	147,778	1,603	2.18	171,517	2,140	2.52
Total interest-bearing deposits	534,568	2,503	0.94	563,631	3,588	1.28
Borrowed funds and subordinated debentures	90,465	1,662	3.63	90,465	1,904	4.19
Total interest-bearing liabilities	$625,033	$4,165	1.33%	$654,096	$5,492	1.69%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	103,269			90,453
Other liabilities	3,345			4,148
Total noninterest-bearing liabilities	106,614			94,601
Total shareholders' equity	73,741			70,144
Total liabilities and shareholders' equity	$805,388			$818,841

Net interest spread		$13,789	3.38%		$15,051	3.62%
Tax-equivalent basis adjustment		(126)			(105)
Net interest income		$13,663			$14,946
Net interest margin			3.62%			3.90%

(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

June 30, 2012

Amounts in thousands, except percentages	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$16,339	$16,348	$16,447	$16,018	$15,275
Provision for loan losses charged to expense	1,000	1,200	1,150	1,400	1,750
	17,339	17,548	17,597	17,418	17,025
Less: Chargeoffs
SBA loans	213	615	735	310	592
SBA 504 loans	100	227	200	325	125
Commercial loans	540	346	290	450	521
Residential mortgage loans	494	113	73	-	-
Consumer loans	25	-	46	-	131
Total chargeoffs	1,372	1,301	1,344	1,085	1,369
Add: Recoveries
SBA loans	249	53	26	111	71
SBA 504 loans	15	28	-	-	77
Commercial loans	53	11	15	3	214
Residential mortgage loans	-	-	50	-	-
Consumer loans	-	-	4	-	-
Total recoveries	317	92	95	114	362
Net chargeoffs	1,055	1,209	1,249	971	1,007
Balance, end of period	$16,284	$16,339	$16,348	$16,447	$16,018

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$19,831	$22,206	$22,769	$20,598	$25,099
Other real estate owned ("OREO")	2,355	1,625	3,032	3,555	2,722
Nonperforming assets	22,186	23,831	25,801	24,153	27,821
Less: Amount guaranteed by SBA	526	555	939	1,339	2,857
Net nonperforming assets	$21,660	$23,276	$24,862	$22,814	$24,964

Loans 90 days past due & still accruing	$2,443	$3,165	$2,411	$2,191	$2,858

Performing Troubled Debt Restructurings (TDRs)	$20,541	$20,985	$17,436	$17,488	$17,509
(1) Nonperforming TDRs included above	871	2,287	3,645	3,817	3,065
Total TDRs	$21,412	$23,272	$21,081	$21,305	$20,574

Allowance for loan losses to:
Total loans at quarter end	2.69%	2.80%	2.76%	2.72%	2.60%
Nonperforming loans (1)	82.11	73.58	71.80	79.85	63.82
Nonperforming assets	73.40	68.56	63.36	68.10	57.58
Net nonperforming assets	75.18	70.20	65.75	72.09	64.16

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	(0.21)%	3.15%	3.77%	0.95%	2.44%
SBA 504 loans	0.73	1.55	1.43	2.31	0.33
Commercial loans	0.65	0.47	0.39	0.62	0.43
Residential mortgage loans	1.49	0.34	0.07	-	-
Consumer loans	0.22	-	0.34	-	1.00
Total loans	0.71%	0.83%	0.83%	0.63%	0.66%

Nonperforming loans to total loans	3.28%	3.81%	3.84%	3.41%	4.08%
Nonperforming loans and TDRs to total loans	6.67	7.41	6.78	6.31	6.93
Nonperforming assets to total loans and OREO	3.65	4.08	4.33	3.98	4.50
Nonperforming assets to total assets	2.83	2.94	3.18	2.94	3.45

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

June 30, 2012

(In thousands, except percentages and per share amounts)	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
SUMMARY OF INCOME:
Total interest income	$8,772	$9,058	$9,133	$9,952	$10,196
Total interest expense	1,915	2,250	2,460	2,599	2,725
Net interest income	6,857	6,808	6,673	7,353	7,471
Provision for loan losses	1,000	1,200	1,150	1,400	1,750
Net interest income after provision for loan losses	5,857	5,608	5,523	5,953	5,721
Total noninterest income	1,841	1,715	1,305	1,654	1,447
Total noninterest expense	6,204	5,959	6,012	6,101	6,247
Income before provision for income taxes	1,494	1,364	816	1,506	921
Provision for income taxes	518	459	220	420	277
Net income	976	905	596	1,086	644
Preferred stock dividends and discount accretion	401	396	393	386	395
Income available to common shareholders	$575	$509	$203	$700	$249

Net income per common share - Basic (1)	$0.08	$0.07	$0.03	$0.09	$0.03
Net income per common share - Diluted (1)	$0.07	$0.07	$0.03	$0.09	$0.03

COMMON SHARE DATA:
Market price per share	$6.00	$6.24	$6.40	$6.65	$6.79
Dividends paid	$-	$-	$-	$-	$-
Book value per common share	$7.38	$7.28	$7.24	$7.25	$7.14
Weighted average common shares outstanding - Basic	7,462	7,460	7,427	7,413	7,271
Weighted average common shares outstanding - Diluted	7,784	7,792	7,782	7,781	7,710
Outstanding common shares	7,461	7,463	7,459	7,413	7,412

OPERATING RATIOS (Annualized):
Return on average assets	0.49%	0.45%	0.29%	0.54%	0.32%
Return on average equity (2)	4.25	3.81%	1.51%	5.27%	1.95
Efficiency ratio	73.72	71.80%	74.90%	69.80%	69.74

BALANCE SHEET DATA:
Total assets	$785,111	$810,198	$810,846	$820,652	$806,163
Total deposits	616,443	643,101	643,971	654,171	641,167
Total loans	604,901	582,752	592,592	603,633	615,105
Total securities	114,846	128,061	107,536	100,752	115,188
Total shareholders' equity	74,901	74,002	73,558	73,136	72,207
Allowance for loan losses	(16,284)	(16,339)	(16,348)	(16,447)	(16,018)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.70%	4.71%	4.64%	5.21%	5.28%
Interest-bearing liabilities	1.25	1.41	1.49	1.62	1.67
Net interest spread	3.45	3.30	3.15	3.59	3.61
Net interest margin	3.68	3.56	3.39	3.85	3.88

CREDIT QUALITY:
Nonperforming assets	22,186	23,831	25,801	24,153	27,821
QTD net chargeoffs (annualized) to QTD average loans	0.71%	0.83%	0.83%	0.63%	0.66%
Allowance for loan losses to total loans	2.69	2.80	2.76	2.72	2.60
Nonperforming assets to total loans and OREO	3.65	4.08	4.33	3.98	4.50
Nonperforming assets to total assets	2.83	2.94	3.18	2.94	3.45

CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.54%	9.13%	9.07%	8.91%	8.96%
Leverage ratio	11.08	10.67	10.44	10.69	10.40
Tier 1 risk-based capital ratio	14.22	14.44	14.33	13.88	13.41
Total risk-based capital ratio	15.49	15.71	15.60	15.14	14.67
Number of banking offices	15	15	14	14	16
Number of ATMs	16	16	15	15	17
Number of employees	169	171	171	168	169
(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).